Commitments and contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
20. Commitments and contingencies

Contractual commitments

As of December 31, 2014, there were no material contractual commitments required to be made in 2015.

Claims and Contingencies

PGN claims including delay liquidated damages

Following certain delays by the unrelated pipeline contractor completing the pipeline and minor damage to the FSRU by a tugboat during the pipeline installation, the time charter hire on the PGN FSRU Lampung commenced July 21, 2014 for the start of commissioning. During the commissioning to test the PGN FSRU Lampung project (including the Mooring) and the pipeline functionality, problems were identified on August 29, 2014 with the regasification system for the FSRU. This required that the parts of the regasification system were disassembled and transferred to shore for repair under provision of the warranties for the vessel. The equipment was reinstalled and all commissioning completed to allow the Partnership to deliver the Certificate of Acceptance to PGN. PGN formally accepted and signed the Certificate of Acceptance dated October 30, 2014.

The Partnership’s subsidiary had commitments to pay a day rate for delay liquidated damages to PGN up to a maximum amount of $10.7 million if the PGN FSRU Lampung was not connected to the Mooring and ready to deliver LNG by the scheduled arrival date or acceptance was not achieved by the scheduled delivery date.

PGN had concerns about requirements under the time charter contract to pay hire rates for periods the regasification system was not functioning and issued invoices for $7.1 million for delay liquidated damages for amounts PGN believed it had claims for delays in the scheduled arrival date and the acceptance date. PGN did not pay its time charter hire for September or October 2014. Delay liquidated damages cease on the date of the Certificate of Acceptance of October 30, 2014.The Partnership had included potential delay liquidated damages due to PGN in its project contingency as part of estimated total construction contract costs for the Mooring (as the first deliverable under the contract) as the basis for computing the percentage of completion.

The Partnership is indemnified under the omnibus agreement by Höegh LNG for delay liquidated damages. The Partnership filed indemnification claims for the delay liquidated damages invoiced from PGN for the total of $7.1 million and recorded to this amount to construction contract expenses for claims for the months of September and October 2014. The amounts were to be paid to the Partnership by Höegh LNG prior to any delay liquidated damages being paid to PGN.

The Partnership is also indemnified by Höegh LNG for any hire rate payments not received under the PGN FSRU Lampung time charter for the period commencing on August 12, 2014 through the earlier of (i) the date of acceptance of the PGN FSRU Lampung or (ii) the termination of such time charter. The Partnership filed indemnification claims for the September and October 2014 invoices not paid by PGN of $6.5 million and $6.7 million, respectively, and received payments from Höegh LNG in September and October, respectively. Indemnification for hire rate payments is accounted for consistent with the accounting policies for loss of hire insurance, and is recognized when the proceeds are received. Therefore, the Partnership has recognized the payments from Höegh LNG for September and October 2014 as revenue, net of value added tax liabilities and certain deferrals, and as an increase to cash. For additional information, refer to note 2 significant accounting policies on insurance and other claims.

The Partnership’s subsidiary is jointly and severally liable for the delay liquidated damages of the pipeline contractor to the extent the pipeline contractor fails to perform. Similarly, the pipeline contractor is jointly and severally liable for the Partnership’s delay liquidated damages. The Partnership’s maximum exposure for the pipeline contractor’s delay liquidated damages is approximately $11.5 million. Further, the Partnership’s subsidiary and the pipeline contractor have an agreement to cover the other party’s delay liquidated damages to the extent caused by the other party’s scope of work. As of December 31, 2014, the Partnership had not received any claims from PGN or the pipeline contractor related to the contractor’s delay liquidated damages. The Partnership is indemnified by Höegh LNG for any potential delay liquidated damages, net of any recoveries, arising for or from claims of the pipeline contractor.

Subsequent to December 31, 2014, an understanding with PGN, the pipeline contractor and the Partnership’s subsidiary has been reached. As a result, PGN will not pay the time charter hire for September or October 2014, the Partnership’s subsidiary will not pay the delay liquidated damages, the Partnership’s subsidiary is released from joint and several liability for the pipeline contractor’s delay liquidated damages, the pipeline contractor is released from joint and several liability for the Partnership’s subsidiary’s delay liquidated damages and neither the Partnership’s subsidiary nor the pipeline contractor cover the other party’s delay liquidated damages to the extent caused by the other party’s scope of work. Due to this subsequent event, no delay liquidated damages are reflected in the construction contract expenses for the year ended December 31, 2014. Refer to note 6. Since the Partnership’s subsidiary will not pay any delay liquidated damages to PGN, the Partnership will not receive any indemnification from Höegh LNG for this item.

As of December 31, 2013, cash collateral of $10.7 million, classified as restricted cash in the consolidated and combined carve-out balance sheet, was provided for in a letter of credit arrangement for the delay liquidated damages. As part of the Lampung facility, a $10.7 million letter of credit facility replaced the original letter of credit arrangement and the restricted cash was released in the first quarter of 2014. No amounts were drawn on the letter of credit facility as of December 31, 2014. On February 16, 2015, the letter of credit expired. Refer to note 23.

Additionally, a warranty allowance of $2.0 million was recorded to construction contract expenses for replacement of equipment parts on the Mooring for the year ended December 31, 2014. The replacement parts are expected to be installed in the first half of 2015. The Partnership filed indemnification claims for the warranty allowance of $2.0 million related to the Mooring. The amount will be paid to the Partnership by Höegh LNG when costs are incurred for the warranty. When the funding for the indemnification is received from Höegh LNG, the amount will be recorded as a contribution to equity. For additional information, refer to note 2 significant accounting policies on insurance and other claims.

The Partnership is indemnified by Höegh LNG for non-budgeted expenses (including repair costs) incurred in connection with the PGN FSRU Lampung project prior to the date of acceptance. In the first quarter of 2015, the Partnership filed indemnification claims for non-budgeted expenses and costs of $3.1 million related to the year ended December 31, 2014. Höegh LNG paid us for this amount by March 31, 2015. The amount is recorded as a contribution to equity in the first quarter of 2015. Refer to note 2 significant accounting policies on insurance and other claims.

During January 2015, certain regasification equipment on the PGN FSRU Lampung was upgraded. There was no off-hire as a result. It is expected that warranties will cover the upgrades but, if not, the cost of the upgrade would be indemnified by Höegh LNG.